UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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INTUIT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! INTUIT INC. P.O. BOX 7850 MOUNTAIN VIEW, CA 94039 INTUIT INC. 2024 Annual Meeting Vote by January 17, 2024 11:59 PM ET You invested in INTUIT INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on January 18, 2024. Vote Virtually at the Meeting* January 18, 2024 8:00 AM PST Virtually at: www.virtualshareholdermeeting.com/INTU2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V25913-P00544 Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice & Proxy Statement and Annual Report on Form 10-K online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to January 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Eve Burton	For
1b. Scott D. Cook	For
1c. Richard L. Dalzell	For
1d. Sasan K. Goodarzi	For
1e. Deborah Liu	For
1f. Tekedra Mawakana	For
1g. Suzanne Nora Johnson	For
1h. Ryan Roslansky	For
1i. Thomas Szkutak	For
1j. Raul Vazquez	For
1k. Eric S. Yuan	For
2. Advisory vote to approve Intuit's executive compensation (say-on-pay)	For
3. Advisory vote on the frequency of future say-on-pay votes	1 Year
4. Ratification of the selection of Ernst & Young LLP as Intuit's independent registered public accounting firm for the fiscal year ending July 31, 2024	For
5. Approval of the Amended and Restated 2005 Equity Incentive Plan to increase the share reserve by an additional 12,200,000 shares and extend the duration of the plan for another two years	For
6. Stockholder proposal requesting a retirement plan investment report	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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